UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 26, 2014

Cooper Tire & Rubber Company
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-04329	344297750
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

701 Lima Avenue, Findlay, Ohio		45840
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	419-423-1321

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On November 26, 2014, the Chinese State Administration for Industry & Commerce ("SAIC") issued a new business license for Cooper Chengshan (Shandong) Tire Company Ltd ("CCT") and on November 30, 2014, Cooper Tire & Rubber Company (the “Company”) completed the previously announced sale of its 65 percent ownership in CCT to a subsidiary of Chengshan Group Company Ltd., all in accordance with the previously announced option agreement. Under the terms of that agreement, the Company received $262 million, in cash, which represents 65 percent of the valuation of CCT, as determined by an internationally recognized valuation firm, including a dividend distribution, and net of withholding taxes. The foregoing description of the option agreement does not purport to be complete and is qualified in its entirety by reference to the option agreement filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2014, which is incorporated herein by reference.

Attached as Exhibit 99.1 to this Current Report on Form 8-K is a copy of the Company's press release dated December 1, 2014, announcing the completion of the disposition.

Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The Company’s Unaudited Pro Forma Financial Information required by Article 11 of Regulation S-X is furnished as Exhibit 99.2 and is attached hereto as Exhibit 99.2.

(d) Exhibits

2.1	Option Agreement dated August 14, 2014, by and among Cooper Tire Investment Holding (Barbados) Ltd., Chengshan Group Company Ltd., the Company and Prairie Investment Limited is incorporated herein by reference from Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2014.

99.1	Press release dated December 1, 2014.

99.2	Unaudited Pro Forma Financial Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cooper Tire & Rubber Company

December 3, 2014	By:	/s/ Jack Jay McCracken

Name: Jack Jay McCracken
Title: Assistant Secretary

Exhibit Index

Exhibit No.	Description

2.1

Option Agreement dated August 14, 2014, by and among Cooper Tire Investment Holding (Barbados) Ltd., Chengshan Group Company Ltd., the Company and Prairie Investment Limited is incorporated herein by reference from Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2014.

99.1	Press release dated December 1, 2014.

99.2	Unaudited Pro Forma Financial Information.